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                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549

                                FORM 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15 (d) of
                the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):
                             April 29, 1997


                              AIRGAS, INC.
        _____________________________________________________
        (Exact name of registrant as specified in its charter)

  Delaware                  1-9344           56-0732648
________________     _________________  ______________________
(State of other      (Commission File   (I.R.S. Employer
jurisdiction of       Number)            Identification No.)
incorporation)


259 Radnor-Chester Road, Suite 100            Radnor, PA  19087
_______________________________________       __________________
(Address of principal execute officers)       (Zip Code)



Registrant's telephone number, including area code: (610) 687-5253
                                                     ____________





















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Item 5.  Other Events.
          __________

     On April 16, 1997, the Board of Directors of Airgas, Inc.
(the "Company") adopted a stockholder rights plan which contemplates the issuance of preferred stock purchase rights to the Company's common stockholders of record as of April 29, 1997, as set forth in the Rights Agreement between the Company and The Bank of New York, as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein. The Board of Directors of the Company further adopted the First Amendment to Rights Agreement attached hereto as Exhibit 4.2 and incorporated by reference herein.

Item 7(c).  Exhibits.


4.1 Rights Agreement, dated as of April 1, 1997, between Airgas, Inc. and The Bank of New York, as Rights Agent, which includes as Exhibit B thereto the Form of Right certificate, incorporated herein by reference to
          Exhibit 1.1 to Airgas, Inc.'s Registration Statement on Form 8-A, dated April 28, 1997.

4.2 First Amendment to Rights Agreement, dated as of April 1, 1997, between Airgas, Inc. and The Bank of New York, incorporated herein by reference to Exhibit 1.2 to Airgas, Inc.'s Registration Statement on Form 8-A, dated April 28, 1997.

20.1     Press Release of the Company, dated April 17, 1997.

20.2 Form of Letter to the Company's stockholders describing the Rights, dated April 29, 1997.

























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                          SIGNATURE
                          ___________



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AIRGAS, INC.


                     BY:  /s/ Thomas C. Deas, Jr.
                          ______________________
                          Vice President - Finance &
                          Chief Financial Officer


DATED:  April 30, 1997